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                                                                   EXHIBIT 10.38


                         REGISTRATION RIGHTS AGREEMENT

                 This Registration Rights Agreement (this "Agreement") is made and entered into as of February 27, 1998, among Oncormed, Inc., a Delaware corporation (the "Company"), Southbrook International Investments, Ltd., a corporation existing under the laws of the British Virgin Islands ("Southbrook"), Westover Investments L.P., a Delaware limited partnership ("Westover"), Montrose Investments, Ltd., a Cayman Islands exempt company ("Montrose"), Brown Simpson Strategic Growth Fund, L.P., a New York limited partnership ("Brown Simpson LP"), Brown Simpson Strategic Growth Fund, Ltd., a Cayman Islands exempt company ("Brown Simpson Limited"). Southbrook, Westover, Montrose, Brown Simpson LP and Brown Simpson Limited are each referred to herein as a "Purchaser" and are collectively referred to herein as the "Purchasers."

                 This Agreement is made pursuant to the Convertible Preferred Stock Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").

                 The Company and the Purchasers hereby agree as follows:

         1.      Definitions

                 Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                 "Advice" shall have meaning set forth in Section 3(o).

                 "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of at least 50% of the securities of such Person, or the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

                 "AMEX" means the American Stock Exchange

                 "Closing Date" shall have the meaning set forth in the Purchase Agreement.

                 "Commission" means the Securities and Exchange Commission.

                 "Common Stock" means the Company's Common Stock, $.01 par value.





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                 "Effectiveness Date" means (i) with respect to the
Registration Statement to be filed with respect to the shares of Common Stock underlying the Series A Shares and the Series A Warrants, the earlier of (a) the 90th day following the Series A Closing Date, or, if such day is not a Trading Day, the Effectiveness Date shall be the next succeeding Trading Day, or (b) three Trading Days following the receipt by the Company of a notice from the Commission that such Registration Statement will not be subject to review, and (ii) with respect to the Registration Statement to be filed with respect to the shares of Common Stock underlying the Series B Shares and the Series B Warrants, the earlier of (a) the 90th day following the Series B Closing Date, or, if such day is not a Trading Day, the Effectiveness Date shall be the next succeeding Trading Day, or (b) three Trading Days following the receipt by the Company of a notice from the Commission that such Registration Statement filed with respect to the Series B Shares and the Series B Warrants will not be subject to review.

                 "Effectiveness Period" shall have the meaning set forth in
Section 2(a).

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 "Filing Date" means (i) with respect to the shares of Common Stock issuable upon conversion of the Series A Shares, the 25th day following the Series A Closing Date, and (ii) with respect to the shares of Common Stock issuable upon conversion of the Series B Shares, the 25th day following the Series B Closing Date.

                 "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                 "Indemnified Party" shall have the meaning set forth in
Section 5(c).

                 "Indemnifying Party" shall have the meaning set forth in
Section 5(c).

                 "Losses" shall have the meaning set forth in Section 5(a).

                 "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                 "Preferred Stock" means the Company's shares of 6% Series A Preferred Stock, $0.01 par value, and shares of 6% Series B Preferred Stock, $0.01 par value, issued to the Purchasers pursuant to the Purchase Agreement.

                 "Proceeding" means an action, claim, suit, notice of violation, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                 "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A





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promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

                 "Registrable Securities" means (a) with respect to the Registration Statement to be filed after the Series A Closing, the shares of Common Stock issuable upon (i) conversion of the Series A Shares, (ii) exercise in full of the Series A Warrants, and (iii) payment of dividends in respect of the Series A Shares, assuming all dividends were paid in shares of Common Stock, and (b) with respect to the Registration Statement to be filed after the Series B Closing, the shares of Common Stock issuable upon (i) conversion of the Series B Shares, (ii) exercise in full of the Series B Warrants, and (iii) payment of dividends in respect of the Series B Shares, assuming all dividends were paid in shares of Common Stock; provided, however that in order to account for the fact that the number of shares of Common Stock that are issuable upon conversion of shares of Preferred Stock is determined in part upon the market price of the Common Stock at the time of conversion, Registrable Securities for each Registration Statement shall include (but not be limited to) a number of shares of Common Stock equal to no less than the sum of (1) 200% times the maximum number of shares of Common Stock into which the applicable series of Preferred Stock are convertible, assuming such conversion occurred on the particular Closing Date for such series of Preferred Stock, (2) the number of shares of Common Stock issuable upon exercise of the Warrants then outstanding, and (3) the number of shares of Common Stock issuable on payment of dividends on such series of Preferred Stock during the two-year period after the applicable Closing Date, assuming all such dividends were paid in shares of Common Stock. Such registered shares of Common Stock shall be allocated among the Holders pro-rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Registrable Securities, is declared effective by the Commission. Notwithstanding anything herein contained to the contrary, if the actual number of shares of Common Stock into which the shares of Preferred Stock are convertible exceeds 200% times the maximum number of shares of Common Stock into which the particular series of Preferred Stock are convertible based upon a computation at a particular Closing Date, the term "Registrable Securities" shall be deemed to include such additional shares of Common Stock. The Company shall be required to file additional Registration Statements to the extent the actual number of shares of Common Stock into which the Preferred Stock is convertible (together with dividends accrued but unpaid thereon) and Warrants are exercisable exceeds the number of shares of Common Stock initially registered in accordance with the immediately prior sentence. The Company shall have 20 Trading Days to file such additional Registration Statement after notice of the requirement thereof, which the Holders may give at such time when the number of shares of Common Stock as are issuable upon conversion of Preferred Stock exceeds 185% times the maximum number of shares of Common Stock into which Preferred Stock are convertible, assuming such conversion occurred on the Closing Date or the Filing Date (whichever yields a lower Conversion Price). Notwithstanding anything herein contained to the contrary, the term "Registrable Securities" shall not include any shares of Common Stock issued or issuable to the Holders (i) that are freely tradeable pursuant to Rule 144(k) promulgated by the Commission





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pursuant to the Securities Act, (ii) that have been sold pursuant to Rule 144, or (iii) that have been sold pursuant to a Registration Statement.

                 "Registration Statement" means the registration statements and any additional registration statements contemplated by Section 2(a), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

                 "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                 "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                 "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                 "Securities Act" means the Securities Act of 1933, as amended.

                 "Special Counsel" means one special counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to Section 4.

                 "Trading Day" means (a) a day on which the Common Stock is traded on the AMEX or other stock exchange or quotation system on which the Common Stock has been listed, or (b) if the Common Stock is not listed on the AMEX or any stock exchange or market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                 "Underwritten Registration or Underwritten Offering" means a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.





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         2.      Shelf Registration

                 (a) On or prior to each applicable Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if otherwise directed by the Holders of a majority in interest of the applicable Registrable Securities in accordance herewith or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of Common Stock as may be required to effect (i) conversion of the Preferred Stock to prevent dilution resulting from stock splits, stock dividends or similar events, or by reason of changes in the Conversion Price in accordance with the terms of the applicable Certificate of Designation and (ii) exercise of the Warrants in full to prevent dilution resulting from stock splits, stock dividends or similar events, or by reason of changes in the Exercise Price (as defined in the Warrants) in accordance with the terms of the Warrants. The Company shall (i) not permit any securities other than the Registrable Securities and those securities listed in Schedule 2.1(u) of the Purchase Agreement to be included in the Registration Statement and (ii) use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until the date which is two years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness Period"). If an additional Registration Statement is required to be filed because the actual number of shares of Common Stock into which the Preferred Stock is convertible plus shares issuable upon payment of dividends and exercise of the Warrants exceeds the number of shares of Common Stock initially registered in respect of any particular series of Preferred Stock based upon the computation on a particular Closing Date, the Company shall, as promptly as reasonably possible, but no later than 20 Trading Days to file such additional Registration Statement, and the Company shall use its commercially reasonable efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible.

                 (b) If the Holders of a majority of the Registrable Securities so elect, an offering of Registrable Securities pursuant to the Registration Statement may be effected on no more than two occasions in the form of an Underwritten Offering. In such event, and, if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the Holders proposing to sell Registrable Securities in such Underwritten Offering.





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                 (c)      If any of the Registrable Securities are to be sold
in an Underwritten Offering, the investment banking firm in interest that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering provided that the Company shall consent to the inclusion of such investment banking firm, which consent shall not be unreasonably withheld and provided further that the selection of such investment banking firm will be subject to the agreement dated February 12, 1998, between the Company and Hambrecht & Quist LLC. No Holder may participate in any Underwritten Offering hereunder unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

         3.      Registration Procedures

                 In connection with the Company's registration obligations hereunder, the Company shall:

                 (a) Prepare and file with the Commission on or prior to each applicable Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance herewith, or, in connection with an Underwritten Offering hereunder, such other form agreed to by the Company and by the Holders of a majority of Registrable Securities) in accordance with the method or methods of distribution thereof as specified by the Holders (except if otherwise directed by the Holders), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five
(5) Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall, if reasonably practicable, (i) furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of the Special Counsel and any managing underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities, their Special Counsel, or any managing underwriters, shall reasonably object in writing within three (3) Trading Days of their receipt thereof in which case the Company shall revise the Registration Statement and Prospectus substantially in accordance with the reasonable comments of the Holders of a majority of the Registrable Securities, their Special Counsel, or any managing underwriters until such person or entity approves the Registration Statement and prospectus for filing. If the Company is unable to file the Registration Statement with the Commission by the Filing Date solely because of the additional time necessary to address such comments, then the Filing Date shall be extended by the amount of time necessary, but in no case more than 4 Trading Days, for the Company to make the necessary revisions to the





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Registration Statement and prospectus in order to receive filing approval from such Person or entity.

                 (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as commercially reasonable possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

                 (c) Notify the Holders their Special Counsel and any managing underwriters as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three (3) Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.





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                 (d)      Use its commercially reasonable efforts to avoid the
issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                 (e) If requested by any managing underwriter or the Holders of a majority in interest of the Registrable Securities to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the opinion of counsel for the Company, violate applicable law or be materially detrimental to the business prospects, results of operations or financial conditions of the Company.

                 (f) Promptly deliver to each Holder, their Special Counsel, and any managing underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders and any managing underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                 (g) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the Holders, their Special Counsel and any managing underwriters in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or managing underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

                 (h) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two (2) Trading Days prior to any sale of Registrable Securities.





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                 (i)      Upon the occurrence of any event contemplated by
Section 3(c)(vi), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (j) Use its commercially reasonable efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the AMEX and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

                 (k) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings and confirm the same if and when requested; (ii) in the case of an Underwritten Offering, obtain and deliver copies thereof to the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) immediately prior to the effectiveness of the Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, use its commercially reasonable efforts to obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to the Company in form and substance as are customary in connection with Underwritten Offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the Holders and the underwriters, if any, than those set forth in Section 6 (or such other provisions and procedures acceptable to the managing underwriters, if any, and holders of a majority of Registrable Securities participating in such Underwritten Offering); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(k)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.





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                 (l)      Make available for inspection by the Holders, any
representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that any information that is determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, in accordance with the terms of a confidentiality agreement to be entered into by such parties, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

                 (m) Comply in all material respects with all applicable rules and regulations of the Commission.

                 (n) The Company may require each Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

                 If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

                 Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in
Section 3(f) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by
Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

                 Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue





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disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(i), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

                 (o) If (a) there is material non-public information regarding the Company which the Company's Board of Directors reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (b) there is a significant business opportunity (including but not limited to the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Company's Board of Directors reasonably determines not to be in the Company's best interest to disclose, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed 20 consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(o) for more than 60 days in the aggregate during any 12 month period; provided, however, that no such postponement or suspension shall be permitted for consecutive 20 day periods, arising out of the same set of facts, circumstances or transactions.

                 4.       Registration Expenses

                 (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in Section 4(b), shall be borne by the Company whether or not pursuant to an Underwritten Offering and whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the AMEX or each other securities exchange or market on which Registrable Securities are required hereunder to be listed, and (B) in compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the Special Counsel in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses incurred by the Company, (iv) reasonable fees and disbursements of counsel for the Company and the Special Counsel, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit.

                 (b) If the Holders require an Underwritten Offering pursuant to the terms hereof, the Company shall be responsible for all costs, fees and expenses in connection therewith, except that the Holders shall be responsible for the fees and disbursements of the underwriters (including any underwriting commissions and discounts which shall be borne by the Holders) and the underwriters' legal counsel and accountants (which shall be borne by the Holders). Therefore, in such circumstances, the Holder shall bear the expenses of the fees and disbursements of their legal counsel any legal counsel or accounting firm retained by the underwriters in connection with such Underwritten Offering and the costs of any determination (but not filing) by the underwriters of the eligibility of the Registrable Securities for investment under the applicable state securities laws. By way of illustration which is not intended to diminish from the provisions of Section 4(a), the Holders shall not be responsible for, and the Company shall be required to pay the fees or disbursements incurred by the Company (including by its legal counsel and accountants) in connection with, the preparation and filing of a Registration Statement and related Prospectus for such offering, the maintenance of such Registration Statement in accordance with the terms hereof, the listing of the Registrable Securities in accordance with the requirements hereof, and printing expenses incurred to comply with the requirements hereof.

         5.      Indemnification

                 (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees and expenses) (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (in the case of any Prospectus or form of Prospectus or supplement thereto, in light of the circumstances under which they were made), except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                 (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus, or in any amendment or supplement thereto. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                 (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                 An Indemnified Party shall have the right to employ one separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of one such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ one separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                 All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 10 Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                 (d)      Contribution.  If a claim for indemnification under
Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this
Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                 The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6.      Rule 144

                 As long as any Holder owns Shares, Warrants or Underlying Shares (as such term is defined in the Purchase Agreement), the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as any Holder owns Shares, Warrants or Underlying Shares prior to the date on which all Holders may resell all of its Shares, Warrants or Underlying Shares without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent for the benefit of and enforceable by any Holder), if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions referred to in the Purchase Agreement. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

         7.      Miscellaneous

                 (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                 (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in Schedule 2.1(u) of the Purchase Agreement, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

                 (c) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto or as disclosed in Schedule 2.1(u) of the Purchase Agreement) may include securities of the Company in the Registration Statement other than the Registrable Securities or as disclosed in Schedule 2.1(u) of the Purchase Agreement, and the Company shall not after the date hereof enter into any agreement providing any such right to include securities of the Company in the Registration Statement with any of its security holders.

                 (d) Piggy-Back Registrations. If at any time when there is not an effective Registration Statement covering Registrable Securities, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each holder of Registrable Securities written notice of such determination and, if within fifteen (15) Trading Days after receipt of such notice, any such holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this
Section 7(d) that are eligible for sale pursuant to Rule 144(k) of the Commission. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the Underwriter's Representative should reasonably determine that the inclusion of such Registrable Securities, would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

                 (e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least two-thirds of the then outstanding Registrable Securities; provided, however, that, for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                 (f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 8:00 p.m. (Eastern Time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 8:00 p.m. (Eastern Time) on any date and earlier than 11:59 p.m. (Eastern Time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given to each Holder at its address set forth under its name on Schedule 1 attached hereto or such other address as may be designated in writing hereafter, in the same manner, by such Person. Copies of notices to any Holder shall be sent to Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, New York, NY 10104,
Attn: Kenneth L. Henderson, Esq., fax: (212) 541-4630 and copies of all notices to the Company shall be sent to Brobeck, Phleger & Harrison LLP, 1633 Broadway, 47th Floor, New York, NY 10019, Attn: Alexander D. Lynch, Esq., fax:
(212) 586-7878.

                 (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Purchaser may assign its rights hereunder in the manner and to such Persons as permitted under the Purchase Agreement.

                 (h) Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any Affiliate of such Holder, any other Holder or Affiliate of any other Holder and up to four other assignees of all or a portion of the shares of Preferred Stock, the Warrants or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

                 (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                 (j) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

                 (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                 (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                 (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (n) Shares Held by The Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                           SIGNATURE PAGE TO FOLLOW]

                 IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ONCORMED, INC.                    SOUTHBROOK INTERNATIONAL INVESTMENTS, LTD.


By: /s/ L. ROBERT JOHNSTON        By:
   ----------------------            -------------------------------------
   Name: L. ROBERT JOHNSTON          Name:
   Title: VP & CFO                   Title:

                                  WESTOVER INVESTMENTS L.P.


                                  By: /s/ WILLIAM E. ROSE
                                     -------------------------------------
                                     Name: WILLIAM E. ROSE
                                     Title: AUTHORIZED SIGNATORY

                                  MONTROSE INVESTMENTS, LTD.


                                  By: /s/ WILLIAM E. ROSE
                                     -------------------------------------
                                     Name: WILLIAM E. ROSE
                                     Title: AUTHORIZED SIGNATORY

                                  BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.

                                  By: /s/ MITCHELL D. KAYE
                                     -------------------------------------
                                     Name: MITCHELL D. KAYE
                                     Title: PRINCIPAL

                                  BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.

                                  By: /s/ MITCHELL D. KAYE
                                     -------------------------------------
                                     Name: MITCHELL D. KAYE
                                     Title: PRINCIPAL

                                  INCYTE PHARMACEUTICALS


                                  By:
                                     -------------------------------------
                                     Name:
                                     Title:

                                                                      SCHEDULE 1

Company:

ONCORMED, INC.
205 Perry Parkway
Gaithersburg, Maryland 20877
Attn: Dr. Timothy Triche
Fax: (301) 527-1539

Purchasers:

SOUTHBROOK INTERNATIONAL INVESTMENTS, LTD.
c/o Trippoak Advisors, Inc.
630 Fifth Avenue, Suite 2000
New York, NY 10111
Attn: Robert L. Miller
Fax: (212) 332-3256

WESTOVER INVESTMENTS L.P.
777 Main Street, Suite 2750
Fort Worth, Texas 76102
Attn: Will Rose
Fax: (817) 870-6190

MONTROSE INVESTMENTS, LTD.
777 Main Street, Suite 2750
Fort Worth, Texas 76102
Attn: Will Rose
Fax: (817) 870-6190

BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.
152 West 57th street, 40th Floor
New York, New York 10019
Attn: Mitchell Kaye
Fax: (212) 247-1329

BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.
152 West 57th street, 40th Floor
New York, New York 10019
Attn: Mitchell Kaye
Fax: (212) 247-1329

                              SCHEDULE 1 (PAGE 2)


INCYTE PHARMACEUTICALS, INC.
3174 Porter Drive
Palo Alto, CA  94304
Attn: Chief Executive Officer
Fax: (415) 845-4500





                                      -22-